 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 15, 2006
(Date of Report (Date of earliest event reported))

Longview Fibre Company
(Exact name of Registrant as specified in its charter)

Commission file number 001-10061

Washington	91-0298760
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

300 Fibre Way, Longview, Washington	98632
(Address of principal executive offices)	(Zip Code)

(360) 425-1550
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.

On May 15, 2006, Longview Fibre Company announced that it had commenced a tender offer and consent solicitation with respect to its outstanding senior subordinated notes.

A copy of the press release announcing the tender offer and consent solicitation is furnished with this Current Report on Form 8-K as exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number Description

99.1 Press release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGVIEW FIBRE COMPANY
Registrant

L. J. MCLAUGHLIN
L. J. MCLAUGHLIN
Senior Vice President-Finance,
Secretary and Treasurer

Dated: May 15, 2006

EXHIBIT INDEX

EXHIBIT
NUMBER         Exhibit Description

99.1                   Press release